UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 23, 2011

SUPERMEDIA INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-32939	20-5095175
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2200 West Airfield Drive, P.O. Box 619810, DFW Airport, Texas 75261

(Address of Principal Executive Offices)

(972) 453-7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition.

On February 23, 2011, SuperMedia Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2010.  A copy of the press release is furnished as part of this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Non-GAAP Measures

The Company’s press release and financial schedules include financial information prepared in conformity with accounting principles generally accepted in the United States (“GAAP”) as well as non-GAAP financial information.  The non-GAAP financial information includes:

•                  EBITDA, which is earnings before interest, taxes, depreciation and amortization;

•                  EBITDA margin, which is EBITDA divided by total operating revenue;

•                  adjusted pro forma consolidated statements of operations;

•                  adjusted pro forma EBITDA;

•                  adjusted pro forma EBITDA margin; and

•                  free cash flow, which is cash from operations minus capital expenditures, including software capitalization.

EBITDA is determined by adjusting net income for interest, taxes, reorganization items, depreciation and amortization.  EBITDA margin is calculated by dividing EBITDA by total operating revenue.  Management believes that EBITDA and EBITDA margin are useful to investors and other users of our financial information in evaluating our operating performance.  EBITDA and EBITDA margin are used internally to evaluate current operating expense efficiency and operating profitability by excluding interest, tax, reorganization, depreciation and amortization items. In addition, EBITDA is used internally for incentive compensation purposes.

The adjusted pro forma consolidated statements of operations represent our consolidated statements of operations prepared in accordance with GAAP as modified to adjust for the impacts of certain unique costs including reorganization items, restructuring costs, certain stock-based compensation costs, certain other non-recurring costs and pro forma fresh start accounting items.  Descriptions of the adjustments made to prepare our adjusted pro forma consolidated statements of operations are provided in the financial schedules accompanying the press release attached as Exhibit 99.1 to this Current Report.

Management believes the presentations of adjusted pro forma operating performance assist readers in better understanding our results of operations and trends from period to period, consistent with management’s evaluation of the Company’s consolidated results of operations for a variety of internal measures including strategic business planning, capital allocation and incentive compensation.  Management believes that the adjusted pro forma consolidated statements of operations and adjusted pro forma EBITDA are more indicative of future operating results than GAAP results of operations because of the non-operational and/or non-recurring nature of the items adjusted.

Free cash flow is defined as cash from operations minus capital expenditures, including software capitalization. Management believes that free cash flow is useful to investors and other users of our financial information because management regularly reviews free cash flow as an important indicator of how much cash is generated by normal business operations.

As a result of these factors, management provides this information externally, along with a reconciliation to their comparable GAAP amounts, so readers have access to the detail and general nature of adjustments made to GAAP results to arrive at non-GAAP measures.

Management provides non-GAAP financial information to enhance the understanding of the Company’s GAAP consolidated financial statements and readers should consider the information in addition to, but not instead of, the Company’s financial statements prepared in accordance with GAAP.  This non-GAAP financial information may be determined or calculated differently by other companies.

Item 7.01.              Regulation FD Disclosure.

The Company is furnishing herewith additional information in conjunction with the February 23, 2011 earnings release. This additional information includes Company information and highlights of 2010 fourth quarter and annual results.  The additional information, attached as Exhibit 99.2 to this Current Report on Form 8-K, is being furnished and will not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section.

The information in this Current Report on Form 8-K will not be incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 9.01               Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	SuperMedia Inc. press release, dated February 23, 2011

99.2	Additional Information from Investor Conference Call on February 23, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERMEDIA INC.

By:	/s/ Cody Wilbanks
	Name:	Cody Wilbanks
	Title:	Executive Vice President —
General Counsel and Secretary

Date:       February 23, 2011

EXHIBIT INDEX

Exhibit No.	Description

99.1	SuperMedia Inc. press release, dated February 23, 2011

99.2	Additional Information from Investor Conference Call on February 23, 2011